NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2070 Fund

Supplement dated May 29, 2025
to the Statement of Additional Information (“SAI”) dated January 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective June 27, 2025, the SAI is amended as follows:

1.	The following replaces the information in the third paragraph under the heading “Statement of Additional Information - Nationwide Mutual Funds” on the cover page of the SAI:

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus is posted on the Fund’s website, nationwide.com/mutualfundprospectuses, or may be obtained from Nationwide Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219336, Kansas City, MO 64121-9336 or by calling toll free 800-848-0920.

2.	The following replaces the information under the heading “Investor Privileges - Exchanges May Be Made Four Convenient Ways” on page 80 of the SAI:

By Mail – Write to Nationwide Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219336, Kansas City, MO 64121-9336. Please be sure that your letter is signed exactly as your account is registered and that your account number and the name of the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants with Right of Survivorship,” then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter is received.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE